                                                                   EXHIBIT 10.45

                               AMENDMENT NO. 4 TO
                              AMENDED AND RESTATED
             REVOLVING CREDIT, TERM LOAN AND REIMBURSEMENT AGREEMENT
                              AND RELATED DOCUMENTS

      THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND REIMBURSEMENT AGREEMENT AND RELATED DOCUMENTS (the "Amendment") dated as of November 1, 1996, is made by and among VITAS HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower"), and NATIONSBANK, NATIONAL ASSOCIATION (SOUTH) (successor by merger of NationsBank of Florida, National Association), a national banking association (the "Lender"), and NATIONSBANK, NATIONAL ASSOCIATION (SOUTH), as Agent for the Lender;

                              W I T N E S S E T H:

      WHEREAS, the Lender, by an Amended and Restated Revolving Credit, Term Loan and Reimbursement Agreement dated as of February 17, 1995, as amended by Amendment No. 1 dated as of June 30, 1995, by Amendment No. 2 dated March 28, 1996, by a letter agreement dated August 5, 1996, and by Amendment No. 3 dated September 30, 1996 (the "Agreement"), has agreed to make available and has made available to Borrower a Revolving Credit Facility (as defined in the Agreement) of up to $20,000,000 and a Term Loan (as defined in the Agreement) of $25,000,000; and

      WHEREAS, in connection with the loan by the Lender to the ESOP (as defined in the Agreement), the Borrower executed and delivered to the Lender the ESOP Guaranty (as defined in the Agreement); and

      WHEREAS, each of the Revolving Credit Termination Date and the Term Loan Maturity Date (each as defined in the Agreement) has occurred and the Apria Transaction has been terminated, and the Borrower has requested that the Revolving Credit Termination Date and the Term Loan Maturity Date provided for in the Agreement be extended as herein specified; and

      WHEREAS, the Lender and the Borrower have agreed to amend the Agreement in the manner set forth herein;

      NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, it is hereby agreed as follows:

      1. The term "Agreement" as used herein and in the Agreement, the Guaranties, the Notes and the other Loan Documents (each as defined in the Agreement), and the term "Revolving Credit Agreement" as used in the ESOP Guaranty and the other ESOP Loan Documents (as defined in the Agreement) shall mean the Agreement as heretofore and hereby amended and modified. Unless the
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context otherwise requires, all capitalized terms used herein and in the other
Loan Documents without definition shall have the respective meanings provided therefor in the Agreement.

      2. Subject to and upon satisfaction of the conditions set forth in paragraph 6 hereof, the Agreement shall be and hereby is amended as follows:

            (a) The definitions of each of "Revolving Credit Termination Date" and "Term Loan Maturity Date" are amended by deleting clause (i) and substituting in lieu thereof the following clause (i): "(i) February 15, 1997,";

            (b) The definition of "Total Revolving Credit Commitment" is amended by deleting the amount "$20,000,000" and substituting in lieu thereof the amount "$11,600,000";

            (c) Section 8.01(b) is amended by (x) deleting from lines 2 and 3 thereof the phrase "other than the last month of each Fiscal Year", (y) deleting the parenthetical from clause (iii) thereof; and (z) substituting the word "month" for the word "quarter" in the next to last line thereof;

            (d) Section 9.01 is amended to read as follows:

            "9.01 Consolidated Shareholders' Equity. Permit Consolidated Shareholders' Equity to be less than $10,000,000 as at the last day of each calendar month.";

            (e) The provisions of Sections 9.02, 9.03, 9.04 and 9.05 (together with the related requirements in Sections 8.01(a)(ii) and 8.0l(b)(iii) to furnish compliance calculations and certifications with respect to such Sections) are suspended to and including the Revolving Credit Termination Date;

            (f) The text of clause (iv) of Section 9.06 is deleted in its entirety and the reference "[reserved]" is substituted in lieu thereof;

            (g) The text of each of clauses (iv), (v) and (vi) of Section 9.09 is deleted in its entirety and the reference "[reserved]" is substituted in lieu thereof; and

            (h) Section 9.10 is amended by (w) inserting in the text of clause
      (i) after the phrase "Preferred Stock", the phrase "after February 15, 1997"; (x) inserting in the text of clause (ii) after the phrase "Preferred Stock Redemptions" the phrase "after February 15, 1997"; (y) inserting in the text of clause (iii) after the phrase "Qualified Equity Securities", the phrase "after February 15, 1997"; and (z) inserting a "." after the word "hereunder" in the proviso of such section and deleting all text after the word "hereunder" in such proviso.

      3. Subject to and upon satisfaction of the conditions set forth in paragraph 6 hereof; the ESOP Guaranty shall be and hereby is amended as follows:


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            (a) Section 4.01(b) is amended by (x) deleting from lines 2 and 3 thereof the phrase "other than the last month of each fiscal year", (y) deleting the first parenthetical from clause (ii) thereof; and (z) substituting the word "month" for the word "quarter" in clause (iii) thereof;

            (b) Section 5.01 is amended to read as follows:

            "5.01 Consolidated Shareholders' Equity. Permit Consolidated Shareholders' Equity to be less than $10,000,000 at any time."

            (c) The provisions of Sections 5.02, 5.03, 5.04 and 5.05 (together with the related requirements in Sections 4.01(a)(ii) and 4.01(b)(ii) to furnish compliance calculations and certifications with respect to such Sections) are suspended to and including the Revolving Credit Termination Date (as defined in the Revolving Credit Agreement);

            (d) The text of clause (iv) of Section 5.06 is deleted in its entirety and the reference "[reserved]" is substituted in lieu thereof;

            (e) The text of each of clauses (iv), (v) and (vi) of Section 5.09 is deleted in its entirety and the reference "[reserved]" is substituted in lieu thereof; and

            (f) Section 5.10 is amended by (w) inserting in the text of clause
      (i) after the phrase "Preferred Stock", the phrase "after February 15, 1997"; (x) inserting in the text of clause (ii) after the phrase "Preferred Stock Redemptions" the phrase "after February 15, 1997"; (y) inserting in the text of clause (iii) after the phrase "Qualified Equity Securities", the phrase "after February 15, 1997"; and (z) inserting a"." after the word "hereunder" in the proviso of such section and deleting all text after the word "hereunder" in such proviso.

      4. Each of the Subsidiaries of the Borrower who has previously delivered a Guaranty to the Agent has joined in the execution of this Amendment for the purposes of consenting to this Amendment and affirming its guaranty and of the Obligations of Borrower arising under the Agreement and the other Loan Documents as amended by this Amendment, and of its other undertakings and obligations under each of the other Loan Documents and ESOP Loan Documents to which it is a signatory.

      5. The Borrower hereby represents and warrants to the Agent and the Lender that as of the date hereof the Agreement has been re-examined by the Borrower and:

            (i) The representations and warranties made by the Borrower therein and in the other Loan Documents (including the Schedules to the Agreement and the other Loan Documents) as modified to give effect to the information contained in the disclosure schedules delivered by the Borrower (the "Vitas Disclosure Schedules") in connection with its execution and delivery of the Apria Acquisition Agreement and the financial and other information previously provided to the Agent and the Lender by the Borrower in writing (the "Vitas


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      Information"), are true, complete and correct in all material respects on and as of the date hereof, and shall survive the execution and delivery of this Amendment;

            (ii) The execution, delivery and performance of this Amendment will not conflict with or result in the breach of any of the provisions of; or cause a default under, the Articles of Incorporation or Bylaws of the Borrower, or any applicable law, rule or regulation, or any judgment, order, writ, injunction or decree of any court, administrative agency or other government instrumentality to which the Borrower or any Subsidiary is subject or any agreement or instrument to which the Borrower or any Subsidiary is a party, the effect of which would have any material adverse effect on the ability of the Borrower or any Guarantor to observe the covenants and agreements contained in the Agreement or in any other Loan Document or any of the CHC Transaction Documents or to pay the Obligations, and will not result in the creation or imposition of any security interest, lien, charge or encumbrance on any of the assets of the Borrower or any Subsidiary.

      6. As conditions to the effectiveness of this Amendment Agreement:

            A. the Borrower shall have delivered to the Agent:

                  (a) counterparts of this Amendment duly executed by the
            Borrower and each of the Guarantors;

                  (b) a copy of a Certificate of Amendment to the Amended and
            Restated Certificate of Incorporation of Vitas Healthcare Corporation providing for a new redemption schedule for the 9% Cumulative Non-Convertible Preferred Stock of Borrower;

                  (c) such other documents and certifications as the Agent or the Lender may reasonably request;

                  (d) $4,000,000 (which may include funds received in connection with the termination of the Apria Transaction) to be applied to the reduction of the outstanding principal amount of the Revolving Credit Loans; and

                  (e) all accrued and unpaid interest previously billed by the
            Agent and not heretofore paid.

            B. there shall not have occurred either (i) any Default or Event of Default which shall not have been waived or (ii) any material adverse change in the business, financial condition or operations of the Borrower or any Subsidiary since September 30, 1996, except as disclosed in the Vitas Disclosure Schedules, the Vitas Information and other than the termination of the Apria Transaction.

      7. This Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements


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among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and none of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other.

      8. Except as specifically amended, modified or supplemented by this Amendment, all of the other documents delivered in connection with the Loans, as heretofore amended, shall remain in full force and effect according to their respective terms.

      9. Should any stamp or excise tax become payable under the laws of the United States or of any state or any subdivision thereof or municipality therein in respect of this Amendment, the Borrower shall pay the same (including interest penalties, if any) and shall hold the Lender and the Agent harmless with respect thereto.

      10. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

                    [remainder of page intentionally left blank]


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                    VITAS HEALTHCARE CORPORATION

WITNESS:

/s/ [Signature Illegible]           By: /s/ Mark W. Ohlendorf
------------------------            ---------------------------------
                                    Name: Mark W. Ohlendorf
/s/ [Signature Illegible]           Title: Vice President, Chief Financial
------------------------                   Officer and Treasurer


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

                                 NATIONSBANK OF FLORIDA, NATIONAL ASSOCIATION
                                 (SOUTH), as Agent


                                 By: /s/ Michael Sylvester
                                     -------------------------------
                                 Name: Michael B. Sylvester
                                       -----------------------------
                                 Title: Officer
                                       -----------------------------


                                 NATIONSBANK OF FLORIDA, NATIONAL ASSOCIATION
                                 (SOUTH), as Lender


                                 By: /s/ Michael Sylvester
                                     -------------------------------
                                 Name: Michael B. Sylvester
                                       -----------------------------
                                 Title: Officer
                                       -----------------------------


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

                                  GUARANTORS:

                                     VITAS HEALTHCARE CORPORATION OF
                                     FLORIDA

                                     By: /s/ Mark W. Ohlendorf
                                         ----------------------------
                                     Name:  Mark W. Ohlendorf
                                     Title: VP


                                     VITAS HEALTHCARE CORPORATION OF OHIO


                                     By: /s/ Mark W. Ohlendorf
                                         ----------------------------
                                     Name:  Mark W. Ohlendorf
                                     Title: VP


                                     VITAS HEALTHCARE CORPORATION OF
                                     PENNSYLVANIA


                                     By: /s/ Mark W. Ohlendorf
                                         ----------------------------
                                     Name:  Mark W. Ohlendorf
                                     Title: VP


                                     VITAS HEALTHCARE CORPORATION OF
                                     CALIFORNIA


                                     By: /s/ Mark W. Ohlendorf
                                         ----------------------------
                                     Name:  Mark W. Ohlendorf
                                     Title: VP


                                     VITAS HEALTHCARE CORPORATION OF
                                     CENTRAL FLORIDA


                                     By: /s/ Mark W. Ohlendorf
                                         ----------------------------
                                     Name:  Mark W. Ohlendorf
                                     Title: VP


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